VICOR TECHNOLOGIES, INC.

Trading Symbol: VCRT

A Medical Diagnostic Company

Dedicated to the Commercialization

Of Break-Through Cardiac

Risk Stratification Diagnostics

Safe Harbor Statement

Vicor Technologies Inc. is a biotechnology company dedicated to the development of innovative diagnostic products. Vicor Technologies medical device, the PD2i Cardiac Analyzer, which is based on a patented, proprietary algorithm, which we believe accurately risk stratifies patients who are at high or low risk of suffering a fatal arrhythmic event or Sudden Cardiac Death
(SCD) within a six month time frame.

This presentation contains forward-looking statements. Forward-looking statements are often signaled by forms of words such as should, could, will, might, plan, projection, forecast, expect, guidance, potential and developing.
Actual results could vary materially from those expected due to a variety of risk factors, including whether the Company will continue as a going concern and successfully raise proceeds from financing activities sufficient to fund operations and the VITAL trial, the uncertainty of successful completion of any such clinical trial, and the fact that the Company has not succeeded in commercializing any products.  The Company undertakes no obligation to update the results of these forward-looking statements to reflect events or circumstances after today or to reflect the occurrence of unanticipated events.

OVERVIEW

Problem = Sudden Cardiac Death/Cardiac Arrest (SCD)

Solution = Implant Cardioverter/Defibrillator in at Risk

          Population

Opportunity = Risk Stratification of at Risk Population (PD2i)

Sudden Cardiac Death
 (Greater Than 500,000 U.S. Deaths Annually)

Sudden Cardiac Death (SCD) is not a Heart Attack

A Heart Attack is an “Internal Plumbing Problem”

SCD is caused by breakdown of the heart-brain axis

SCD is swift and unexpected

95% of victims of SCD die outside of hospital

SCD often occurs in asymptomatic individuals

At-Risk Patient Population for
Cardioverter/Defibrillator (ICD)
Implantation

  Huge at-risk Patient Population in need of ICD’s under current implantation guidelines.

Post Myocardial Infarction  = 7,900,000 (MADIT-II Trial) – Ischemic cardiomyopathy i.e.

     prior myocardial infarction, and left ventricular dysfunction with ejection fraction [EF] </= 30%.

Congestive Heart Failure  = 5,200,000 (SCD-HeFT Trial) – Nonischemic dilated cardiomyopathy (> 9-month history) in NYHA class II-III with EF </= 35%.

Other = 2,000,000 -  Class IV heart failure who meet criteria for cardiac  resynchronization therapy.

  Fatal Ventricular Tachyarrhythmia

Treatment = Implantable Cardioverter/Defibrillator (ICD)

Expensive  ~ $75,000 per patient (over entire lifespan)

Total health care cost = $900 Billion (assumption: 12M implants)

Inappropriate/Over Implantation of
ICD’s

76% of ICDs implanted never fired appropriately (SCD-HeFT)1,2

Current risk-stratification criteria leads to over/under implantation.

Tremendous need for accurate risk stratification methods.

1. Moss AJ, Zareba W, Hall WJ, et al. Prophylactic implantation of a defibrillator in patients with myocardial infarction and reduced ejection fraction. N Engl J Med 2002;346:877-83.

2. Bardy GH, Lee KL, Mark DB, et al. Amiodarone or a Implantable Cardioverter-Defibrillator for

    Congestive Heart Failure. N Engl J Med 2005;352:225-37.

POSITIVE REGULATORY CLIMATE

National  Coverage Determination Document (NCD)

    (CMS-CAG-00175R3) March 2006.

Use of risk stratification diagnostic testing for SCD:

Testing is reasonable & necessary for Medicare patients,

Risk stratification testing might eventually be mandated.

The Solution for Risk-Stratification
The PD2i Cardiac Analyzer

Breakthrough patented technology:

  Allow physicians to risk stratify patients for SCD.

Test results will be used as a risk stratifier:

  Positive patients will be referred for ICD’s.

  Negative patients managed on medical therapy.

PROFIT MODEL

Low barrier to profitability:

  Software product

  Razor/Razorblade Business Model

  Development costs already incurred

Not driven by large reimbursement

Pricing flexibility

Revenue split would be 50/50

High margin profitability

PD2i – Large Potential Market
Opportunity

5 Million

Heart Failure

1-2 Million

Other

12 Million High Risk Patients

24 Million Tests Annually

$2.4 Billion Market for PD2i

At 10% Penetration:

1.2 M Patients x $100/test x 2x/year X 50% split

= $120MM Revenues

8 Million

Post MI

What Can the PD2i Cardiac
Analyzer Do?

Both these patients meet current ICD implantation guidelines.

  How does a physician risk stratify these patients?

Which one will receive a costly ICD?

BN 032

BN 160

The PD2i Cardiac Analyzer Can Accurately Risk Stratify Patients!

PD2i Risk Stratification

Analysis of a 20 minute sample of ECG data using the PD2i Cardiac
Analyzer would have predicted which patient required an ICD and which did not.  PD2i can save lives and health care costs.

PD2i Risk Stratification

Analysis of a 20 minute sample of ECG data using the PD2i Cardiac
Analyzer would have predicted which patient required an ICD and which did not.  PD2i can save lives and health care costs.

Confirmatory Clinical Studies Data

1.

    Skinner, Pratt, Vybiral (1993)  American Heart Journal, 125:731-743.

     37 Total Enrolled, 7 Rejections, 30 Completed Study.

2.   Prospective Human Clinical Study (Emergency Room, 5 Tertiary Care Hospitals,

      Philadelphia, Newark, Camden, Detroit, Allentown).

      918 Total Enrolled, 173 Rejections, 745 Completed Study.

3.   MIT-BI PhysioBank Study.

      44 Total , 11 Rejections, 33 Analyzed.

14

Specificity = 83%

Sensitivity = 100%

True Negative (19)

False Negative (0)

False Positive (4)

True Positive (7)

Specificity = 86%

Sensitivity = 96%

True Negative (617)

False Negative (1)

False Positive (104)

True Positive (23)

Specificity = 81%

Sensitivity = 100%

True Negative (13)

False Negative (0)

False Positive (3)

True Positive (17)

PIVOTAL U.S. CLINICAL TRIAL
“VITAL”

Total VITAL Trial COST Approximately $4,500,000

Principal Investigator – Matthew Reynolds, M.D., M.Sc.

Harvard Clinical Research Institute (HCRI)

Boston VA Medical Center

Contract Research Organizations:

HCRI (Harvard University Affiliate)

Target Health Inc., NYC

700-900 patients (MADIT-II/SCD-HeFT patient cohort).

125 Events (VTE’s)

30 Total Sites Including:

Beth Israel Deaconess Medical Center – Boston, MA

Massachusetts General Hospital – Boston, MA

VA Hospital – Boston, MA

UCLA Medical Center – Los Angeles, CA

Washington University School of Medicine – St. Louis, MO

PIVOTAL U.S. CLINICAL TRIAL
“VITAL”

Patient enrollment commenced October 2006.

Ramp-up of sites and patient enrollment 1H-2008

510(k) submission to FDA early 2009.

Interim analysis to be performed in 2008 with

     possible early 510(k) submission.

COLLABORATION
United States Army

  Collaborative Research and Development Agreement

U.S. Army Institute of Surgical Research (USAISR)

Project: “Capture and Analysis of Prehospital Trauma Vital
Signs for Enhanced Remote Triage and Prediction of Life
Saving Interventions.”

  Predict Injury Severity and Outcome in the Critically Ill

Using the PD2i Algorithm

  USAISR exploring ways to assess:

Severity of injury,

Probability of survival of critically injured combat casualties and critically ill civilian patients.

USAISR STUDY #1
“USE OF HEART-RATE COMPLEXITY TO DETERMINE THE NEED FOR LIFE
  SAVING INTERVENTIONS IN COMBAT CASUALTIES”

18

  Abnormal HRC values exhibited in all patients.

  Those requiring LSI’s had Min PD2i values < 1.

  Findings suggest utility of PD2i  for diagnosis of the need for LSI’s.

1

78

119

--

1.143

1.43

3.32

1.28

2

131

130

Intubation, chest tube

0.689

1.36

1.67

0.91

3

77

138

--

0.825

1.49

2.13

1.31

4

101

135

--

1.052

1.43

3.45

1.28

5

98

107

--

1.35

1.42

2.49

1.21

6

104

129

--

0.971

1.53

3.05

1.3

7

92

130

--

0.523

1.5

2.1

1.29

8

98

145

Cricothyroidotomy

0.981

1.64

1.2

0.87

9

136

124

Code Red

1.113

0.46

0.89

0.52

10

63

88

Code Red

0.692

1.44

3.01

0.66

11

85

119

--

1.467

1.03

1.92

1.04

Case

Normal

DFA

Mean PD2i

Min PD2i

--

--

--

>1.2

1

>4

>3

Pulse

SBP

LSI

SampEn

USAISR STUDY #2
“HRC: A New Vital Sign for the Diagnosis of Trauma and Hemorrhage”

   PD2i may be useful for the diagnosis of TR/HS.

   The USAISR is applying PD2i to casualty assessment.

   Use in US trauma systems and on the battlefield.

0

0.2

0.4

0.6

0.8

1

1.2

1.4

1.6

BL

TR

HS

P1

P2

P4

P5

Timepoint

Pink = Con

Blue = TR/HS

Time   P-Value

BL        0.3294

TR        0.0349

HS        0.0004

PR1      0.0003

PR2      0.0557

PR4      0.2891

PR5      0.5312

INTELLECTUAL PROPERTY

Vicor Technologies, Inc./Non-Linear Medicine is assisted in the prosecution of its Intellectual Property by Needle & Rosenberg, P.C.,
a preeminent intellectual property law firm located in Atlanta, GA.

1.   United States number 5,709,214, Patent issued January 20, 1998

2.  United States number 5,720,294, Patent issued February 24, 1998

3.  United States number 7,076,288. Patent issued July 11, 2006,-

     Biological Anomalies

4.  United States number 7,276,026. Patent issued October 2, 2007.

     Method and system for detecting and/or predicting cerebral disorders.

5.  Patent applied for January 14, 2005. #20060183981,- Knowledge

     Determination System (Lie Detection)

6.  Patent applied for September 2006, - Automated Noise Reduction

     System for Predicting Arrhythmic Deaths.

COMPETITION

The Major Direct Competitor of the Vicor
PD2i Cardiac Analyzer is Cambridge Heart
(CAMH)

  Heartwave-II Microvolt T-Wave Alternans System

  FDA Approved Product

Competitive Advantage of the
Vicor PD2i Cardiac Analyzer
(Summary)

Yes

No

Ectopy Related
Indeterminates

Yes

No

Drug Related
Indeterminates

$80

$1.00

Electrode Cost

Yes

No

Physician Onsite

Yes/Slow

No/Fast

Stress Test/Patient
Flow

Yes

No

Dedicated
Equipment

$35,000

$3,000

Up-Front Cost

T-Wave Alternans

PD2i

Rapid Clinical Adoption of PD2i Analyzer

   Large physician shareholder base (350).

   National cardiac panel members (450):

Over 90% expressed interest in the PD2i Analyzer

   PD2i Analyzer will allow for substantial cost savings.

   Identifies low-risk patients not needing an ICD.

   Identifies high-risk patients who are missed by current

     criteria.

   Provides for lower-cost care/adequate compensation.

VICOR TEAM

David Fater – President & CEO

Dr. Jerry Anchin, Ph.D. - Director of R&D

Dr. James Skinner, Ph.D. - Director of Grant R&D

Dr. Daniel N. Weiss, M.D.,F.A.C.C. - CMO

VICOR TEAM INCLUDES

David Chazanovitz- Consultant and Investor

Former CEO-Cambridge Heart (CAMH)

Led CAMH through CPT Code award

Led CAMH through CMS Reimbursement Decision

Led Development of Marketing Team

Scientific Advisory Board

Edward Wiesmeier, M.D. – Chairman SAB

Clinical Professor of Obstetrics and Gynecology and Assistant Vice Chancellor at the

        UCLA School of Medicine (Retired).

Mark E. Josephson, M.D.

Chief of Cardiology at Beth Israel Deaconness Medical Center.

Author of “Clinical Cardiac Electrophysiology”.

Scientific Advisor to over 20 companies.

Hein J. J. Wellens, M.D.

Professor & Chairman of Department of Cardiology Academisch Ziekenhuis
Maastricht.

Director of Interuniversity Cardiology Institute of the Netherlands.

Richard M. Luceri, M.D., F.A.C.C.

Director Interventional Arrhythmia Center, Holy Cross Hospital.

Clinical investigator in MADIT II Trial.

Clinical investigator & Principal Author SCD-HeFT Trial.

Jules Mitchel, Ph.D., MBA

Founder and President/CEO Target Health Inc. NYC.

Investment Highlights

Experienced Management and Scientific Team

Proprietary Technology

Large Market Demand, U.S. & Worldwide

Positive Regulatory Climate

Short Time to Product Adoption

Life Saving Technology

High Profit/High Margin Product

Platform Technology

Substantial Cost Savings to Public & Private Insurers

Bibliography

1.

James E Skinner, Jerry M Anchin, Danny Weiss.  Nonlinear analysis of the heartbeats in public patient ECGs using an automated PD2i algorithm for risk stratification of arrhythmic death.

Therapeutics and Clinical Risk Management.  Accepted for

publication.

Dec. 2007.

2.

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Ramalanjaona, Brian J O’Neil, Antoinette Mangione, Carol Terregino, Daniel N Weiss,

Jerry M Anchin

,

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Managemen

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R

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9.

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.

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